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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                     the Securities and Exchange Act of 1934

                Date of Report (Date of Earliest Event Reported):
                                 April 21, 1999

                             CELERITY SYSTEMS, INC.
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               (Exact Name of Registrant as Specified in Charter)

    Delaware                         0-23279                      52-2050585
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(State or Other                  (Commission File            (IRS Employer
 Jurisdiction of                  Number)                    Identification No.)
 Incorporation)

                           1400 Centerpoint Boulevard
                           Knoxville, Tennessee 37932
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                    (Address of Principal Executive Offices)

                    Registrant's Telephone Number, including
                            area code: (423) 539-5300


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                 (Former Address, if changed since last report)
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This Form 8-K contains forward-looking statements. Such statements involve various risks that may cause actual results to differ materially from those expressed in such forward looking statements. These risks and uncertainties include, but are not limited to: market demand for Celerity's products, successful implementation of Celerity's products, competitive factors, the ability to manage Celerity's growth and the ability to recruit additional personnel and other risks detailed from time to time in Celerity's filings with the Securities and Exchange Commission, including but not limited to, those described under the caption "Description of Business - Risk Factors" in Celerity's Annual Report on Form 10-KSB for the fiscal year ended December 31, 1998.

Item 5: OTHER EVENTS

      On April 22, 1999, Celerity Systems, Inc. (the "Company") received a letter from Nasdaq stating that the closing bid price of the Company's common stock during the last thirty consecutive trade dates failed to maintain a price greater than or equal to the $1.00 price required for listing on the Nasdaq SmallCap Market. The Company has been provided ninety calendar days in which to comply with the minimum bid price requirement. In addition, the Company received a letter from Nasdaq on April 21, 1999 requesting a discussion of the Company's plans to address the specific items that led to the issuance of a "going concern" opinion in the Form 10-KSB for fiscal 1998 by the Company's independent auditors as well as the Company's continued compliance with the listing requirements of the Nasdaq SmallCap Market. The Company is in the process of responding to Nasdaq concerning the "going concern issue" and is considering several steps to address that issue and the minimum bid price requirement, including the potential merger, as discussed below. Although the Company is attempting to respond to Nasdaq's concerns, no assurance can be given that the Company will be successful in meeting the Nasdaq SmallCap listing requirements.

      Attached hereto as Exhibit 99.3 is a copy of a press release dated April 27, 1999 and attached hereto as Exhibit 99.4 is a Letter of Intent between the Company and FutureTrak International, Inc., a Florida corporation ("FutureTrak"), dated as of April 26, 1999, regarding a merger of FutureTrak into the Company or a subsidiary of the Company. Certain of the proposed terms of such transaction can be found in Exhibit 99.4 attached hereto. Although the Company intends to consummate the merger, no assurance can be given that the parties will reach a definitive agreement concerning such merger or that the merger will be consummated.

Item 7: FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

            (c)   Exhibits

                  99.1 Letter from Nasdaq to the Company dated April 22, 1999.

                  99.2. Letter from Nasdaq to the Company dated April 21, 1999.

                  99.3 Press Release issued by the Company on April 27, 1999.

                  99.4 Letter of Intent between the Company and FutureTrak dated April 26, 1999.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: May 6, 1999

                                    CELERITY SYSTEMS, INC.


                                    By: /s/ KENNETH D. VAN METER
                                        -------------------------------------
                                        Kenneth D. Van Meter
                                        President and Chief Executive Officer


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